UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2007

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 Old Deerfield Road, Highland Park, Illinois	60035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 6, 2007, Jack M. Feder, a director of the Company designated by Vestar Capital Partners (Vestar), resigned his position as a director of the Company and was replaced by Stephen E. Macadam. A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Pursuant to the Stockholders Agreement dated February 27, 2004 by and among the Company, Solo Cup Investment Corporation (SCIC), Vestar and other parties (filed as exhibit 10.18 to the Company’s Registration Statement on Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]), Vestar may designate six directors of the Company. In addition to Mr. Macadam, Vestar’s other designated directors are Kevin A. Mundt, Chairman of the Company’s Board of Directors, Norman W. Alpert, Peter W. Calamari, Daniel S. O’Connell and Jeffrey W. Long. Pursuant to the Management Agreement dated February 27, 2004 by and among the Company, SCIC and Vestar (filed as exhibit 10.16 to the Company’s Registration Statement on Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]), the Company pays Vestar an $800,000 annual advisory and management fee, plus reimbursement of its expenses. Information relating to the total management and other fees or expenses paid by the Company to Vestar has not yet been determined for the Company’s fiscal year ended December 31, 2006 and will be included with the Company’s Form 10-K to be filed for the fiscal year ended December 31, 2006. Pursuant to amendments the Company entered into on December 22, 2006 under its Credit Agreement dated February 27, 2004, (filed as Exhibit 10.15 to the Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]), and its Second Lien Credit Agreement dated March 31, 2006, (filed as Exhibit 99.1 to the Form 8-K dated as of March 31, 2006 and filed April 6, 2006 [SEC File No. 333-116843]), payment to Vestar for annual advisory and management services it performs during and after fiscal year 2007, may only be made when the Company’s Consolidated Leverage Ratio (as defined in the credit agreements, as amended) is equal to or less than 4.50:1.00. The December 22, 2006 credit amendments were disclosed and are qualified in their entirety by reference to the complete text of each amendment filed as Exhibits 99.1 and 99.2 in the Company’s Form 8-K dated December 22, 2006 and filed December 29, 2006, [SEC File No. 333-116843].

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated February 9, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ Robert M. Korzenski
Robert M. Korzenski
Chief Executive Officer and President

Date: February 12, 2007

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